                             EXHIBIT 10 TO FORM 8-K

                          HOMECOM COMMUNICATIONS, INC.
                             Suite 100, Building 14
                            3535 Piedmont Road, N.E.
                             Atlanta, Georgia 30305

                                  April 8, 1998


VIA FACSIMILE NO. 718/437-2928
& FIRST CLASS MAIL

Eurofactors International Inc.
Beauchamp Finance
FTS Worldwide Corporation
COLBO (collectively, the "Purchasers")
c/o Granite Securities, Inc.
1276 50th Street
Brooklyn, New York 11219

         Re: Acquisition by the Purchasers of 5% Convertible Debentures of HomeCom Communications, Inc. (the "Company") in an aggregate original principal amount of $1.7 Million (the "Convertible Debentures")

Gentlemen:

         This letter agreement ("Agreement") amends that certain 5% Convertible Debenture Purchase Agreement ("Purchase Agreement "), dated as of September 19, 1997 and as amended, between the Purchasers and the Company as set forth herein. This Agreement also confirms the understanding of the parties hereto today with respect to the Company's honoring of certain Conversion Notices in connection with the sale of the Convertible Debentures to the Purchasers and the Purchasers agreement to certain conversion limitations, all as more fully described below.

         As used herein, the term "Transaction Documents" means the Purchase Agreement, that certain Convertible Debenture attached to the Purchase Agreement as Exhibit A, certain Convertible Debenture Escrow Agreement attached to the Purchase Agreement as Exhibit B, that certain Registration Rights Agreement attached to the Purchase Agreement as Exhibit C. Any terms not defined herein shall have the meanings defined in the Transaction Documents.

I. AMENDMENT TO PURCHASE AGREEMENT. The parties hereto agree to amend the Purchase Agreement in accordance with the follow:

         1. Conversion Price. The definition of "Conversion Price" set forth in Section 1 of the Purchase Agreement is amended to be and read as follows:

                  " "Conversion Price" means an amount equal to the lessor of
                  (a) a twenty-five (25%) percent discount from the average closing bid price of the Common Stock as reported by NASDAQ or on other securities exchanges or markets on which the Common Stock is listed for the previous three (3) trading days ending on the day before the Conversion Date, or (b) 2 5/8."

         2. Restrictions on Conversion of Debenture. The Purchasers agree that not to convert any portion of the Remaining Debentures held by each of them for a period of thirty (30) days from the date hereof and thereafter not to convert more than 25% of the Remaining Debentures held by each of them in any thirty (30) day period thereafter (the "Gating Restrictions"). However, in the event that the closing bid price of the Common Stock as reported by NASDAQ or on other securities exchanges or markets on which the Common Stock is listed for the previous five (5) trading days is $3.50 or greater, the foregoing Gating Restrictions shall not apply as long as the closing bid price for the previous five (5) trading days is $3.50 or greater. In addition, if the Common Stock is not traded on the NASDAQ SmallCap Market or the electronic bulletin board, the foregoing Gating Restrictions shall no longer apply. As used herein "Remaining Debentures" shall mean those Debentures described in Exhibit "A" attached hereto.


II. AMENDMENT TO DEBENTURE. The parties hereto agree to amend the Debenture in accordance with the following:

         1. Section 7 - Events of Default. Subparagraph (f) shall be amended and restated as follows:

                  "The Issuer's Common Stock is delisted from trading on NASDAQ SmallCap Market or the electronic bulletin board unless it is thereupon admitted to trading on a national stock exchange."

III.     DELIVERY OF SHARES OF COMMON STOCK SUBJECT TO CONVERSION
NOTICE. Assuming that this Agreement is duly executed and delivered by all parties as of the date hereof, in the interest of settlement and compromise without admitting liability, the Company agrees to issue instructions to its transfer agent to honor the conversion notices of the Purchasers as attached as Exhibit "B hereto (the "Conversion Notices") and to instruct the transfer agent as of the date hereof to (i) issue such shares of Common Stock to the Purchasers in the amounts set forth in the Conversion Notices (the "Conversion Shares") and
(ii) to give instructions to DWAC the Conversion Shares with an effective date as of the date hereof.

IV.      MISCELLANEOUS

         1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

         2. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the fax signatures of all of the parties reflected hereon as the signatories. This Agreement may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

         3. This Agreement shall become effective on the date the Company has received an executed counterpart of this Agreement from each of the Purchasers.

         4. Neither the execution of this Agreement nor anything herein contained is intended to be, nor shall be construed to be, an admission by the Company or its officers and directors, First Granite Securities, Inc. or the Purchasers of any liability to the other, now, in the past or in the future, or an admission of the existence of facts upon which liability could be based. This Agreement is contractual and it has been entered into to compromise disputed claims and to avoid the uncertainty and expense of further litigation.

         5. This Agreement shall constitute the full and complete agreement between the parties concerning its subject matter and fully supersedes any and all other prior agreements or understandings between the parties regarding the subject matter thereto. This Agreement shall not be modified or amended except by written instrument signed by all of the parties hereto.

                                     Very truly yours,

                                     HomeCom Communications, Inc.


                                     By: _______________________________
                                          Harvey Sax, President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Accepted and agreed to by the undersigned
Purchasers:

Eurofactors International Inc.

By: ________________________________

Print Name: __________________________

Print Title: ___________________________


Attest: ______________________________

Print Name: _________________________


Signed, sealed and delivered in the presence of :


______________________________________
Notary Public

My commission expires: _______________

[NOTARIAL SEAL]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Accepted and agreed to by the undersigned
Purchasers:

Beauchamp Finance

By: ________________________________

Print Name: __________________________

Print Title: ___________________________


Attest: ______________________________

Print Name: _________________________


Signed, sealed and delivered in the presence of :



_____________________________________
Notary Public

My commission expires: _______________

[NOTARIAL SEAL]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Accepted and agreed to by the undersigned
Purchasers:

FTS Worldwide Corporation

By: ________________________________

Print Name: __________________________

Print Title: ___________________________


Attest: ______________________________

Print Name: _________________________


Signed, sealed and delivered in the presence of :



________________________________
Notary Public

My commission expires: _______________

[NOTARIAL SEAL]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Accepted and agreed to by the undersigned
Purchasers:

COLBO

By: ________________________________

Print Name: __________________________

Print Title: ___________________________


Attest: ______________________________

Print Name: _________________________


Signed, sealed and delivered in the presence of :



___________________________________
Notary Public

My commission expires: _______________

[NOTARIAL SEAL]

                          HOMECOM COMMUNICATIONS, INC.
                             Suite 100, Building 14
                            3535 Piedmont Road, N.E.
                             Atlanta, Georgia 30305

                                  April 8, 1998


VIA FACSIMILE NO. 718/437-2928
& FIRST CLASS MAIL

First Granite Securities, Inc.
1276 50th Street
Brooklyn, New York 11219

         Re: Acquisition by the Purchasers of 5% Convertible Debentures of HomeCom Communications, Inc. (the "Company") in an aggregate original principal amount of $1.7 Million (the "Convertible Debentures")

Gentlemen:

         This letter agreement ("Agreement") amends that certain 5% Convertible Debenture Purchase Agreement ("Purchase Agreement "), dated as of September 19, 1997 and as amended, between the Purchasers and the Company as set forth herein. This Agreement also confirms the understanding of the parties hereto today with respect to the reset by the Company of certain warrants issued in connection with the sale of the Convertible Debentures to the Purchasers and the Purchasers agreement to certain conversion limitations, all as more fully described below. The effectiveness of this letter agreement is expressly contingent upon the execution today by the Purchasers, First Granite Securities, Inc. ("FGS") and the Company of that certain letter agreement relating to the honoring of certain Conversion Notices and certain conversion limitations by the Purchasers, dated of even date herewith.

         As used herein, the term "Transaction Documents" means the Purchase Agreement, that certain Convertible Debenture attached to the Purchase Agreement as Exhibit A, certain Convertible Debenture Escrow Agreement attached to the Purchase Agreement as Exhibit B, that certain Registration Rights Agreement attached to the Purchase Agreement as Exhibit C. Any terms not defined herein shall have the meanings defined in the Transaction Documents.

I. RESET OF EXERCISE PRICE OF WARRANTS. In the event that the Company agrees to adjust the exercise price of the warrants issued to investors in connection with the $2,000,000 issuance of the Series A Preferred Stock on or about January 1998 to an exercise price below $5.00 per share (the "Reduced Exercise Price") the Company agrees to amend the exercise price of any unexercised warrants to the Reduced Exercise Price which were issued in connection with the Purchase Agreement as long as the Purchasers are holders of Debentures at the time of the effectiveness of the Reduced Exercise Price.

II.      MISCELLANEOUS

         1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

         2. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the fax signatures of all of the parties reflected hereon as the signatories. This Agreement may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

         3. This Agreement shall become effective on the date the Company has received an executed counterpart of this Agreement from FGS.

         4. Neither the execution of this Agreement nor anything herein contained is intended to be, nor shall be construed to be, an admission by the Company or its officers and directors, First Granite Securities, Inc. or the Purchasers of any liability to the other, now, in the past or in the future, or an admission of the existence of facts upon which liability could be based. This Agreement is contractual and it has been entered into to compromise disputed claims and to avoid the uncertainty and expense of further litigation.

         5. This Agreement shall constitute the full and complete agreement between the parties concerning its subject matter and fully supersedes any and all other prior agreements or understandings between the parties regarding the subject matter thereto. This Agreement shall not be modified or amended except by written instrument signed by all of the parties hereto.

                                       Very truly yours,

                                       HomeCom Communications, Inc.


                                       By:
                                          -------------------------------
                                            Harvey Sax, President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Accepted and agreed to by the undersigned
Purchasers:

First Granite Securities, Inc.

By: ________________________________

Print Name: __________________________

Print Title: ___________________________


Attest: ______________________________

Print Name: _________________________


Signed, sealed and delivered in the presence of :



________________________________
Notary Public

My commission expires: _______________

[NOTARIAL SEAL]

                          HOMECOM COMMUNICATIONS, INC.
                             Suite 100, Building 14
                            3535 Piedmont Road, N.E.
                             Atlanta, Georgia 30305

                                 April 17, 1998


VIA FACSIMILE NO. 718/437-2928
& FIRST CLASS MAIL

Sovereign Partners, L.P.
Dominion Capital Fund, Ltd. (collectively, the "Purchasers")
c/o Steve Hicks
Southridge Capital Management
90 Grove Street, Suite #01
Ridgefield, Connecticut 06877

         Re: Acquisition by the Purchasers of Series A Convertible Preferred Stock of HomeCom Communications, Inc. (the "Company") in an aggregate original principal amount of $2.0 Million (the "Preferred Stock")

Gentlemen:

         This letter agreement ("Agreement") amends that certain Purchase Agreement ("Purchase Agreement "), dated on or about December 19, 1997, as amended, between the Purchasers and the Company as set forth herein and Certificate of Designations, Rights, Preferences, Qualifications, Limitations, and Restrictions of Series A Convertible Preferred Stock ("Certificate of Designations"). This Agreement also confirms the understanding of the parties hereto today with respect to the Company's filing of an amended registration statement with the Securities and Exchange Commission (the "SEC") in connection with the sale of the Convertible Debentures to the Purchasers and the Purchasers agreement to certain conversion limitations, all as more fully described below.

         As used herein, the term "Transaction Documents" means the Purchase Agreement, that certain Certificate of Designations, certain Joint Escrow Agreement, that certain Registration Rights Agreement. Any terms not defined herein shall have the meanings defined in the Transaction Documents.

I. AMENDMENT TO CERTIFICATE OF DESIGNATIONS. The parties hereto agree to amend the Certificate of Designations in accordance with the following:

         2. Section 4. VOTING RIGHTS. Shall be amended and restated as follows;

                  The holders of Series A Preferred Stock shall have no voting rights.

         3. Section 5. CONVERSION. Shall be amended and restated as follows:

                  "The holders of Series A Preferred Stock have conversion rights as follows (the 'Conversion Rights'):

                           5.1 Right to Convert. Each share of Series A
                  Preferred Stock shall be convertible, at the option of the holder thereof, in accordance with the Conversion Table set forth in Section 5.2 hereof, at the office of the Corporation or any transfer agent for the Series A Preferred Stock into a number of shares of Common Stock equal to the quotient of (a) the product of the number of shares of Series A Preferred Stock being converted multiplied by $100 divided by (b) the then-applicable Conversion Price. The Conversion Price shall equal the lesser of: (i) 75% of the average Closing Price (as defined below) for the five trading days ending on the day the Company actually receives a Conversion Notice (as defined in Section 5.3 hereof), or (ii) $3.50 per share (the "Fixed Conversion Price"). However, if the Registration Statement (as defined in the Registration Rights Agreement of even date herewith) is not declared effective by the U.S. Securities and Exchange Commission by May 16, 1998, then the Fixed Conversion Price shall be $3.00 per share.

                           5.2 Conversion Table. The Series A Preferred Stock
                  shall be convertible on a non-cumulative basis into shares of Common Stock according to the following conversion table (the 'Conversion Table' or 'Gating Restrictions'): (i) the first 25% at any time within thirty (30) days after the effective date (the 'Registration Effective Date') and thereafter no more than 25% of the Series A Preferred Stock shall be convertible on a non-cumulative basis into shares of Common Stock during any thirty (30) day period thereafter. However, in the event that the Closing Price of the Common Stock as reported by NASDAQ or on other securities exchanges or markets on which the Common Stock is listed for the previous five (5) trading days is $3.50 or greater, the foregoing Gating Restrictions shall not apply as long as the Closing Price for the previous five (5) trading days is $3.50 or greater."


II. AMENDMENT TO REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to amend the Registration Rights Agreement in accordance with the following:

         1.       Section 2.(b) - REGISTRATION.

                  In the event that the Registration Statement is not declared effective by May 15, 1998, then the Fixed Conversion Price as defined in the Certificate of Designations shall be reduced to $3.00 per share.


III. AMENDMENT TO SECURITIES PURCHASE AGREEMENT. The parties hereto agree to amend the Securities Purchase Agreement in accordance with the following:

         1.       Section 4. shall be amended and restated as follows:

                           "K. HEDGING TRANSACTIONS. As long as there is no
                  Material Default by the Company which remains uncured by the Company within thirty (30) days from the date written notice is sent to the Company from the Holder (excepting such material default by virtue of the failure of the Company to register the shares of Common Stock with the U.S. Securities Exchange Commission through and until June 30, 1998 pursuant to the Registration Rights Agreement), the Buyer or its affiliates shall not, directly or indirectly, engage in any short or other hedging transaction, such as option writing, equity swaps or other types of derivative transactions in the Common Stock or other securities of the Company or acquire or establish any"put equivalent position" within the meaning of Rule 16a-1 promulgated under the 1934 Act. Material Default shall mean (i) the failure of the Company to deliver, from time to time, Common Stock pursuant to a valid Conversion Notice within 30 days of the Delivery Date or (ii) a failure of the Company to cause the Registration Statement to become effective by June 30, 1998.

IV.      MISCELLANEOUS

         1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

         2. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the fax signatures of all of the parties reflected hereon as the signatories. This Agreement may be executed and delivered by fax (telecopier); any original signatures that are initially delivered by fax shall be physically delivered with reasonable promptness thereafter.

         3. This Agreement shall become effective on the date the Company has received an executed counterpart of this Agreement from each of the Purchasers.

         4. Neither the execution of this Agreement nor anything herein contained is intended to be, nor shall be construed to be, an admission by the Company or its officers and directors, The Malachi Group, Inc., or the Purchasers of any liability to the other, now, in the past or in the future, or an admission of the existence of facts upon which liability could be based. This Agreement is contractual and it has been entered into to compromise disputed claims and to avoid the uncertainty and expense of further litigation.

         5. This Agreement shall constitute the full and complete agreement between the parties concerning its subject matter and fully supersedes any and all other prior agreements or understandings between the parties regarding the subject matter thereto. This Agreement shall not be modified or amended except by written instrument signed by all of the parties hereto.

                                      Very truly yours,

                                      HomeCom Communications, Inc.


                                      By:
                                         ________________________________
                                         Harvey Sax, President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Accepted and agreed to by the undersigned
Purchasers:

Sovereign Partners, L.P.


By: ________________________________

Print Name: __________________________

Print Title: ___________________________


Attest: ______________________________

Print Name: _________________________


Signed, sealed and delivered in the presence of :



________________________________
Notary Public

My commission expires: _______________

[NOTARIAL SEAL]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

Accepted and agreed to by the undersigned
Purchasers:

Dominion Capital Fund, Ltd.

By: ________________________________

Print Name: __________________________

Print Title: ___________________________


Attest: ______________________________

Print Name: _________________________


Signed, sealed and delivered in the presence of :


________________________________
Notary Public

My commission expires: _______________

[NOTARIAL SEAL]